UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 30, 2011

SYNERGY RESOURCES CORPORATION
 (Exact name of registrant as specified in its charter)

Colorado	001-35245	20-2835920
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20203 Highway 60
Platteville, Colorado 80651
 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:      (970) 737-1073

N/A
(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01. Other Events.

On December 30, 2011, Synergy Resources Corporation issued a press release announcing the closing of the underwriters’ over-allotment option exercised in connection with the previously announced public offering of common stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed electronically with this report:

99.1	Press Release issued by Synergy Resources Corporation on December 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 30, 2011

SYNERGY RESOURCES CORPORATION

By:	/s/ Frank L. Jennings
Frank L. Jennings, Principal Financial Officer

Exhibit Index

Exhibit No.	Description	Method of Filing
99.1	Press Release issued by Synergy Resources Corporation on December 30, 2011.	Filed electronically